SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 25, 1999


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                      1-13666                    59-3305930
 (State or other juris-      (Commission file number)          (IRS employer
diction of incorporation)                                   identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On March 25, 1999, the Registrant issued a news release reporting certain financial results for the third quarter of fiscal 1999.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit
                Number   Description

                  99 Press Release dated March 25, 1999, entitled "Darden Reports 35% Increase In Third Quarter Earnings Per Share Driven By Strong Comparable Restaurant Sales Increases"



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 26, 1999                 DARDEN RESTAURANTS, INC.



                                        By:  /s/ C.L. Whitehill
                                             -----------------------------------
                                             C.L. Whitehill
                                             Senior Vice President,
                                             General Counsel and Secretary


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

                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

      99         Press Release dated March 25, 1999, entitled "Darden
                 Reports 35% Increase In Third  Quarter  Earnings Per
                 Share Driven By Strong Comparable Restaurant Sales
                 Increases"                                                 5



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